Exhibit 99.2
Second Quarter 2007 Supplemental Financial Report
Matters other than historical facts set forth within this Supplemental Financial Report are forward-looking statements within the meaning of the federal securities laws. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors that could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, the financial condition of tenants, the uncertainties of acquisition activity, the cost and availability of financing, the effects of general and local economic and market conditions, regulatory changes and other risks and uncertainties detailed in the Company’s Annual Report on Form 10-K. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Quarterly Supplemental Disclosure
June 30, 2007
TOC

Quarterly Supplemental Disclosure
June 30, 2007
Company Information
First Potomac Realty Trust is a self-managed, self-administered real estate investment trust that focuses on owning, developing and operating industrial properties and business parks in the Washington, DC metropolitan area and other major markets in Virginia and Maryland. Our focus is acquiring properties that can benefit from our intensive property management and seeking to reposition these properties to increase their profitability and value.

Corporate Headquarters	7600 Wisconsin Avenue 11th Floor Bethesda, MD 20814	Investor Relations	Tripp Sullivan Corporate Communications, Inc. (615) 254-3376 tripp.sullivan@cci-ir.com

New York Stock Exchange			Barry H. Bass Chief Financial Officer (301) 986-9200 bbass@first-potomac.com

Web Site	www.first-potomac.com
Note that figures are rounded to the nearest thousand throughout this document which may impact footing and/or crossfooting of subtotals and totals.

Quarterly Supplemental Disclosure
June 30, 2007
RECONCILIATION OF EBITDA TO NET INCOME
(unaudited, in thousands)
(percentages are representative of total revenues)

	Three Months Ended
	June		March		December		September		June
	30, 2007		31, 2007		31, 2006		30, 2006		30, 2006

OPERATING REVENUES
Rental	$25,794	84.0%	$24,920	83.1%	$23,256	83.6%	$22,865	84.3%	$21,093	83.6%
Tenant reimbursements and other	4,895	16.0%	5,056	16.9%	4,552	16.4%	4,264	15.7%	4,131	16.4%

	30,689	100.0%	29,976	100.0%	27,808	100.0%	27,129	100.0%	25,224	100.0%

PROPERTY EXPENSES
Property operating	6,168	20.1%	6,558	21.9%	5,541	19.9%	5,536	20.4%	4,413	17.5%
Real estate taxes and insurance	2,829	9.2%	2,634	8.8%	2,448	8.8%	2,257	8.3%	2,149	8.5%

NET OPERATING INCOME	$21,692	70.7%	$20,784	69.3%	$19,819	71.3%	$19,336	71.3%	$18,662	74.0%

OTHER INCOME (EXPENSE)
General and administrative	(2,621)	8.5%	(2,966)	9.9%	(2,332)	8.4%	(2,436)	9.0%	(2,530)	10.0%
Interest and other income	172	0.6%	194	0.6%	289	1.0%	175	0.6%	165	0.7%

EBITDA	19,243	62.7%	18,012	60.1%	17,776	63.9%	17,075	62.9%	16,297	64.6%

Depreciation and amortization	(10,392)		(9,948)		(9,542)		(9,174)		(7,957)
Interest expense	(8,835)		(8,289)		(7,502)		(7,155)		(7,253)
Loss on interest-rate lock agreement	—		—		—		—		(671)
Loss on early retirement of debt	—		—		—		—		(121)

Income (loss) from continuing operations before minority interests	16		(225)		732		746		295

Minority interests	—		5		(28)		(28)		(15)

Income (loss) from continuing operations	16		(220)		704		718		280

DISCONTINUED OPERATIONS
Income from operations of disposed property	—		—		—		—		116
Gain on sale of disposed property	—		—		—		—		7,475
Minority interests in discontinued operations	—		—		—		—		(370)

Income from discontinued operations	—		—		—		—		7,221

NET INCOME (LOSS)	$16		$(220)		$704		$718		$7,501

Quarterly Supplemental Disclosure
June 30, 2007
FINANCIAL MEASURES
(unaudited, in thousands, except per share data)

	Three Months Ended
	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006
FUNDS FROM OPERATIONS (“FFO”)

Net income (loss)	$16	$(220)	$704	$718	$7,501
Add back:
Depreciation & amortization of real estate assets[1]	10,392	9,948	9,542	9,174	7,957
Minority interests	—	(5)	28	28	385
Deduct:
Gain on sale of disposed property	—	—	—	—	(7,475)

FFO	$10,408	$9,723	$10,274	$9,920	$8,368

ADJUSTED FUNDS FROM OPERATIONS (“AFFO”)
FFO	$10,408	$9,723	$10,274	$9,920	$8,368
Non-cash stock-based compensation	401	314	293	338	123
Straight-line rent, net[2]	(113)	(263)	(213)	(283)	(398)
Deferred market rent	(453)	(434)	(446)	(676)	(486)
Non real-estate depreciation[1]	175	198	142	107	108
Debt fair value amortization	(781)	(755)	(798)	(760)	(677)
Amortization of finance costs	232	260	257	203	244
Amortization of discounts	141	141	47	—	—
Tenant improvements[3]	(1,138)	(732)	(636)	(202)	(324)
Leasing commissions[3]	(621)	(859)	(353)	(290)	(392)
Capital expenditures[3]	(593)	(620)	(1,073)	(901)	(655)

AFFO	$7,658	$6,973	$7,494	$7,456	$5,911

Total weighted average shares and OP units
Basic	24,804	24,847	24,947	24,163	21,451

Diluted	25,004	25,093	25,207	24,446	21,661

FFO per share:
FFO per share and unit — basic and diluted	$0.42	$0.39	$0.41	$0.41	$0.39

FFO per share and unit — diluted, plus gain on sale	$0.42	$0.39	$0.41	$0.41	$0.73

AFFO per share:
AFFO per share and unit — basic	$0.31	$0.28	$0.30	$0.31	$0.28

AFFO per share and unit — diluted	$0.31	$0.28	$0.30	$0.30	$0.27

[1]	Non-real estate depreciation is classified in general and administrative expense.

[2]	Straight-line rent is net of rent abatement and write-off of uncollectible accounts.

[3]	The following first-generation and development costs have been excluded from the calculation of AFFO:

Tenant improvements	$1,197	$528	$639	$100	$625
Leasing commissions	161	137	127	156	131
Capital expenditures	1,417	1,140	1,072	2,134	208
Development	1,954	2,766	2,866	1,633	392

	$4,729	$4,571	$4,704	$4,023	$1,356

Quarterly Supplemental Disclosure
June 30, 2007
NET OPERATING INCOME (NOI)
SAME-PROPERTY ANALYSIS
(unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006

Total base rent	$21,067	$21,052	$38,710	$38,612
Tenant reimbursement and other	3,962	3,996	7,647	7,431
Other	92	133	102	300
Property operating expenses	(4,809)	(4,433)	(9,644)	(8,714)
Real estate taxes and insurance	(2,317)	(2,140)	(4,057)	(4,000)

Same-property[1] NOI — accrual basis	17,995	18,608	32,758	33,629

Straight-line revenue, net	(76)	(396)	(166)	(616)
Deferred market rental revenue	(367)	(486)	(644)	(926)

Same-property[1] NOI — cash basis	$17,552	$17,726	$31,948	$32,087

Change in same-property NOI — accrual basis	-3.3%		-2.6%
Change in same-property NOI — cash basis	-1.0%		-0.4%

Components of Same Property NOI — accrual basis
Rental revenue increase	$312		$597
Tenant reimbursement and other (decrease) increase	(34)		216
Other decrease	(41)		(198)
Occupancy decrease	(297)		(499)
Expense increase	(553)		(987)

	$(613)		$(871)

Same property percentage of total portfolio (sf)	80.6%	96.8%	54.1%	64.7%

Analysis of Same Property NOI
Total revenue	$30,689	$25,224	$60,665	$49,598
Property operating expenses	6,168	4,413	12,725	9,115
Real estate taxes and insurance	2,829	2,149	5,464	4,321

NOI	21,692	18,662	42,476	36,162

Less: Non-same property NOI and management fee adjustment[2]	(3,697)	(54)	(9,718)	(2,533)

Same-property[1] NOI — accrual basis	17,995	18,608	32,758	33,629

Straight-line revenue, net	(76)	(396)	(166)	(616)
Deferred market rental revenue	(367)	(486)	(644)	(926)

Same-property[1] NOI — cash basis	$17,552	$17,726	$31,948	$32,087

Change in same-property NOI — accrual basis	-3.3%		-2.6%
Change in same-property NOI — cash basis	-1.0%		-0.4%

[1]	Same-property comparisons are based upon those properties owned for the entirety of the periods presented. Same property results exclude the results of the following non-same properties: 6600 Business Parkway, 1408 Stephanie Way, Airpark Business Center, Chesterfield Business Center, Hanover Business Center, Gateway 270 West, Davis Drive, Indian Creek Court, Gateway II, Owings Mills Commerce Center, Park Central, Greenbrier Circle Corporate Center, Greenbrier Technology Center I, Pine Glen, Ammendale Commerce Center, John Marshall Highway (Building II), River’s Bend II and Annapolis Commerce Park East. Also, same-property results for the six months ended June 30, 2007 and 2006 exclude Northridge I & II, River’s Bend, Crossways I and Sterling Park Business Center.

[2]	The management fee percentage was normalized in lieu of an administrative overhead allocation for comparative purposes.

Quarterly Supplemental Disclosure
June 30, 2007
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share data)

	June 30, 2007	December 31, 2006
	(unaudited)
Assets

Rental property, net	$969,357	$884,882
Cash and cash equivalents	5,463	41,367
Escrows and reserves	13,174	11,139
Accounts and other receivables, net	4,107	4,212
Accrued straight-line rents, net	5,872	4,973
Deferred costs, net	10,126	9,006
Prepaid expenses and other assets	4,683	6,191
Intangible assets, net	33,394	32,797

Total assets	$1,046,176	$994,567

Liabilities

Mortgage loans	$394,284	$391,393
Exchangeable senior notes, net of discount	122,516	122,234
Senior notes	75,000	75,000
Unsecured revolving credit facility	64,000	—
Accounts payable and accrued expenses	11,488	8,898
Accrued interest	2,200	2,420
Rents received in advance	3,135	3,196
Tenant security deposits	5,460	4,965
Deferred market rent	10,385	8,883

Total liabilities	688,468	616,989

Minority interest	12,252	13,992

Shareholders’ equity
Common shares, $0.001 par value, 100,000,000 common shares authorized; 24,223,066 and 24,126,886 shares issued and outstanding, respectively	24	24
Additional paid-in capital	428,773	430,271
Dividends in excess of accumulated earnings	(83,341)	(66,709)

Total shareholders’ equity	345,456	363,586

Total liabilities and shareholders’ equity	$1,046,176	$994,567

Quarterly Supplemental Disclosure
June 30, 2007
TOTAL MARKET CAPITALIZATION
(unaudited, in thousands)

		Percent of Total
		Market
		Capitalization

Total common shares outstanding	24,223
Operating Partnership (“OP”) units held by third parties	820

Total common shares and OP units	25,043

Market price at June 30, 2007	$23.29

Total equity capitalization	$583,251	47.1%

Debt capitalization
Fixed-rate debt	$591,800	47.8%
Floating-rate debt	64,000	5.1%

Total debt capitalization	$655,800	52.9%

Total market capitalization	$1,239,051	100.0%

Quarterly Supplemental Disclosure
June 30, 2007
SELECTED OPERATING RATIOS
(unaudited, in thousands)

	Three Months Ended
	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006
COVERAGE RATIO

Interest Coverage Ratio
EBITDA	$19,243	$18,012	$17,776	$17,075	$16,297
Divided by Interest Expense	8,835	8,289	7,502	7,155	7,253

	2.18x	2.17x	2.37x	2.39x	2.25x

OVERHEAD RATIO

G&A to Real Estate Revenues
General and Administrative Expense	$2,621	$2,966	$2,332	$2,436	$2,530
Real Estate Revenues	30,689	29,976	27,808	27,129	25,224

	8.5%	9.9%	8.4%	9.0%	10.0%

LEVERAGE RATIO

Debt/Total Market Capitalization
Total Debt	$655,800	$613,711	$588,627	$493,750	$509,390
Total Market Capitalization	1,239,051	1,324,847	1,318,356	1,250,701	1,152,079

	52.9%	46.3%	44.6%	39.5%	44.2%

Quarterly Supplemental Disclosure
June 30, 2007
DEBT ANALYSIS
(unaudited, in thousands)

		Principal		Effective
	Effective	Balance June	Annualized	Maturity	Balance at
Encumbered Properties	Interest Rate	30, 2007	Debt Service	Date	Maturity

Fixed Rate Debt

Herndon Corporate Center[1]	5.66%	$8,597	$603	4/1/2008	$8,549
Norfolk Commerce Park II1	5.28%	7,324	648	8/7/2008	7,034

Deer Park Center[1]
6900 English Muffin Way[1]
Gateway Center[1]
Gateway West[1]
4451 Georgia Pacific[1]
20270 Goldenrod Lane[1]
15 Worman’s Mills Court[1]
Girard Business Center[1]	5.54%	74,723	6,434	9/11/2008	71,825
Girard Place[1]
Old Courthouse Square[1]
Patrick Center[1]
7561 Lindbergh Drive[1]
West Park[1]
Woodlands Business Center[1]

Glenn Dale Business Center[1]	5.13%	8,663	780	5/1/2009	8,033
4200 Tech Court	8.07%	1,764	168	10/1/2009	1,705
Park Central I1	5.66%	5,104	519	11/1/2009	4,523
4212 Tech Court	8.53%	1,720	169	6/1/2010	1,654
Park Central II1	5.66%	6,337	638	11/1/2010	5,289
Enterprise Center[1]	5.20%	19,095	1,647	12/1/2010	16,712
Indian Creek Court[1]	5.90%	13,381	1,162	1/1/2011	11,982
403 and 405 Glenn Drive[1]	5.50%	8,915	746	7/1/2011	7,807
4612 Navistar Drive[1]	5.20%	13,777	1,131	7/11/2011	11,921
Campus at Metro Park North[1]	5.25%	25,253	2,028	2/11/2012	21,581
1434 Crossways Boulevard Building II1	5.38%	10,694	826	8/5/2012	8,866
Crossways Commerce Center	6.70%	25,553	2,087	10/1/2012	23,313
Newington Business Park Center	6.70%	16,119	1,316	10/1/2012	14,706
Prosperity Business Center[1]	5.75%	3,914	332	1/1/2013	3,242
Aquia Commerce Center I	7.28%	779	165	2/1/2013	42
1434 Crossways Boulevard Building I1	5.38%	9,107	665	3/5/2013	7,597
Linden Business Center[1]	5.58%	7,580	559	10/1/2013	6,596
Owings Mills Business Center[1]	5.75%	5,785	425	3/1/2014	5,066
Annapolis Commerce Park East[1]	6.25%	8,873	665	6/1/2014	8,010

Plaza 500
Van Buren Business Park
Rumsey Center
Snowden Center	5.19%	100,000	5,190	8/1/2015	100,000
Greenbrier Technology Center II
Norfolk Business Center
Alexandria Corporate Park

Hanover Business Center
Hanover Building D1	6.63%	1,009	161	8/1/2015	13
Hanover Building C1	6.63%	1,407	161	12/1/2017	13
Chesterfield Business Center
Chesterfield Buildings C, D, G and H1	6.63%	2,622	414	8/1/2015	34
Chesterfield Buildings A, B, E and F1	6.63%	2,893	318	6/1/2021	26
Gateway Centre Building I1	5.88%	1,718	239	11/1/2016	—
Airpark Business Center[1]	6.63%	1,578	173	6/1/2021	14

		$394,284	$30,369		$356,153

Convertible Debt
Exchangeable Senior Notes[2]	4.45%	$122,516	$5,000	12/15/2011	$125,000

Senior Unsecured Debt
Series A Notes	6.41%	$37,500	$2,404	6/15/2013	$37,500
Series B Notes	6.55%	37,500	2,456	6/15/2016	37,500

		$75,000	$4,860		$75,000

Total Fixed Rate Debt		$591,800	$40,229		$556,153

Quarterly Supplemental Disclosure
June 30, 2007
DEBT ANALYSIS CONTINUED
(unaudited, in thousands)

		Principal		Effective
	Effective	Balance June	Annualized Debt	Maturity	Balance at
	Interest Rate	30, 2007	Service	Date[3]	Maturity

Floating Rate Debt

Unsecured revolving credit facility[4]	LIBOR + 1.20%	64,000	4,173	4/26/2010	64,000

Total at June 30, 2007		$655,800	$44,402		$620,153

[1]	The balance includes the fair value impacts recorded at acquisition upon assumption of the mortgages encumbering these properties. The fair value impacts at June 30, 2007 and actual interest rates are:

	Fair Value	Contractual
Property	Impact	Interest Rate
Herndon Corporate Center	$(48)	5.11%
Deer Park through Woodlands Business Center	1,072	6.71%
Norfolk Commerce Park II	121	6.90%
4612 Navistar Drive	1,065	7.48%
Campus at Metro Park North	1,813	7.11%
Enterprise Center	1,538	8.03%
Glenn Dale Business Center	390	7.83%
Gateway Centre (Building I)	96	7.35%
1434 Crossways Boulevard Building I	605	6.25%
1434 Crossways Boulevard Building II	970	7.05%
403 and 405 Glenn Drive	615	7.60%
Linden Business Center	164	6.01%
Owings Mills Business Center	31	5.85%
Prosperity Business Center	69	6.25%
Airpark Business Center	74	7.45%
Hanover Building C	77	7.88%
Hanover Building D	79	8.88%
Chesterfield Buildings A, B, E and F	135	7.45%
Chesterfield Buildings C, D, G and H	173	8.50%
Indian Creek Court	749	7.80%
Park Central I	238	8.00%
Park Central II	462	8.32%
Annapolis Commerce Park East	(250)	5.74%

Total fair value impact	$10,238

[2]	The notes were issued on December 11, 2006 at a $2.8 million discount.

[3]	On April 4, 2007, the Company entered into a first amendment to its unsecured revolving credit facility, which extends the maturity of the facility by one year to April 26, 2010.

[4]	As of June 30, 2007, the borrowing base for the unsecured revolving credit facility included the following properties: 13129 Airpark Road, Virginia Center, Aquia Commerce Center II, Airpark Place, 15395 John Marshall Highway, Gateway West II, Crossways II, Windsor at Battlefield, Reston Business Campus, 1400 Cavalier Boulevard, Gateway Centre (Building II), Enterprise Parkway (formerly 2000 Gateway Boulevard), Diamond Hill Distribution Center, Linden Business Center (Building I), 1000 Lucas Way, River’s Bend Center, Northridge I & II, Crossways I, Sterling Park Business Center, Sterling Park Land, 1408 Stephanie Way, Davis Drive, Gateway 270 West, Interstate Plaza, Gateway II, Owings Mills Commerce Center, Greenbrier Circle Corporate Center, Greenbrier Technology Center I, Pine Glen, Ammendale Commerce Center, River’s Bend Center II, Park Central (Building V) and Hanover AB.

Quarterly Supplemental Disclosure
June 30, 2007
NET ASSET VALUE ANALYSIS
(unaudited, in thousands)

Three months ended
Income Statement Items	June 30, 2007

Stabilized Portfolio NOI [1,3]
Total Revenue	$21,002
Straight-line and Deferred Market Rents	(613)
Rent Abatements	296
Management Fee Adjustment	291
Property Operating Costs	(5,899)

Total Stabilized Portfolio Cash NOI	$15,077

Non-Stabilized Portfolio NOI [2,3,4]
Total Revenue	$9,373
Straight-line and Deferred Market Rents	(239)
Rent Abatements	9
Management Fee Adjustment	123
Property Operating Costs	(3,014)

Total Non-Stabilized Portfolio Cash NOI	$6,252

Total Portfolio Cash NOI @ 94% Occupancy
Total Revenue	$32,451
Straight-line and Deferred Market Rents	(870)
Property Operating Costs	(9,155)

Total Portfolio Cash NOI @ 94% Occupancy	$22,426

Balance Sheet Items

Land for Future Development & CIP
Original Cost Basis of Land held for Future Development	$12,148
Construction in Progress	4,435

Total Land for Future Development & CIP	$16,583

Current Quarter Acquisitions
Cost Basis of current quarter acquisitions	$36,900

Select Balance Sheet Items
Cash and cash equivalents, escrows and reserves	$18,637
Accounts and other receivables, net of allowance	4,106
Prepaid expenses and other assets	4,683
Accounts payable and accrued expenses	(11,488)
Tenant security deposits	(5,460)
Mortgage and Senior Debt, cash principal balance	(648,046)

Total	$(637,568)

[1]	Includes properties greater than or equal to 85% leased.

[2]	Includes properties less than 85% leased.

[3]	Excludes results from the second quarter 2007 acquisitions.

[4]	Non-stabilized properties for the quarter ended June 30, 2007 include Davis Drive, Indian Creek Court, Airpark Business Center, Windsor at Battlefield, Greenbrier Technology Center I, Rumsey Center, Enterprise Center, 403/405 Glenn Drive, Alexandria Corporate Park, Gateway West, Woodlands Business Center, Park Central, Tech Court, Deer Park, River’s Bend Center I, Norfolk Commerce Park II, Airpark Place, Owings Mills Commerce Center, Girard Business Center, 1408 Stephanie Way, Linden Business Center, Gateway 270 West and Enterprise Parkway.

Quarterly Supplemental Disclosure
June 30, 2007
DEBT MATURITY SCHEDULE

Quarterly Supplemental Disclosure
June 30, 2007
DESCRIPTION OF PROPERTIES

				Annualized Cash	Leased at	Occupied
	Property			Basis	June 30,	at June
Property	Type[1,2,3]	Location	Square Footage	Rent[4]	2007	30, 2007
Core Portfolio
Plaza 500	MTI	Alexandria, VA	504,602	$5,432,379	99.1%	99.1%
Van Buren Business Park	BP	Herndon, VA	109,103	1,591,061	93.4%	93.4%
13129 Airpark Road	MTI	Culpeper, VA	149,795	820,436	100.0%	100.0%
4200 & 4212 Tech Court	BP	Chantilly, VA	64,064	476,068	77.0%	77.0%
Newington Business Park Center	MTI	Lorton, VA	254,242	2,362,176	92.9%	92.9%
Crossways Commerce Center I	BP	Chesapeake, VA	348,615	1,895,794	95.5%	95.5%
Crossways Commerce Center ll	BP	Chesapeake, VA	147,736	1,526,958	100.0%	100.0%
Coast Guard Building	BP	Chesapeake, VA	61,992	765,339	100.0%	100.0%
Snowden Center	BP	Columbia, MD	140,061	1,896,715	94.6%	92.0%
Rumsey Center	BP	Columbia, MD	134,296	1,280,286	85.0%	82.2%
Greenbrier Technology Center II	BP	Chesapeake, VA	79,684	667,671	99.0%	99.0%
Norfolk Business Center	BP	Norfolk, VA	90,682	817,729	97.6%	97.6%
Virginia Center	BP	Glen Allen, VA	118,969	1,291,118	95.0%	92.7%
Interstate Plaza	STI	Alexandria, VA	107,320	1,025,714	100.0%	100.0%
Alexandria Corporate Park	MTI	Alexandria, VA	279,070	3,978,403	87.6%	80.4%
Herndon Corporate Center	BP	Herndon, VA	127,239	1,806,362	90.7%	90.7%
Aquia Commerce Center I & II	BP	Stafford, VA	64,488	879,439	100.0%	100.0%
Deer Park	BP	Randallstown, MD	171,140	1,003,231	74.9%	74.9%
Gateway Center	BP	Gaithersburg, MD	44,307	618,002	100.0%	100.0%
Gateway West I & II	BP	Westminster, MD	110,107	950,143	79.7%	79.7%
Girard Business Center	BP	Gaithersburg, MD	123,744	1,208,358	86.5%	66.2%
Girard Place	BP	Gaithersburg, MD	175,217	1,485,318	100.0%	100.0%
15 Worman’s Mill Court	BP	Frederick, MD	39,966	378,047	100.0%	100.0%
20270 Goldenrod Lane	BP	Germantown, MD	24,468	272,697	96.1%	96.1%
6900 English Muffin Way	MTI	Frederick, MD	165,690	1,177,515	100.0%	100.0%
4451 Georgia Pacific Boulevard	MTI	Frederick, MD	169,750	1,184,943	100.0%	100.0%
7561 Lindbergh Drive	STI	Gaithersburg, MD	36,000	309,450	100.0%	100.0%
Patrick Center	Office	Frederick, MD	66,794	1,252,417	93.1%	87.9%
West Park	Office	Frederick, MD	28,950	296,913	87.9%	87.9%
Woodlands Business Center	Office	Largo, MD	37,940	409,328	79.7%	79.7%
Old Courthouse Square	Retail	Martinsburg, WV	201,350	1,250,355	96.6%	96.6%
Airpark Place	MTI	Gaithersburg, MD	82,178	742,732	70.2%	70.2%
15395 John Marshall Highway	STI	Haymarket, VA	236,082	2,993,520	100.0%	100.0%
Norfolk Commerce Park II	BP	Norfolk, VA	128,147	980,704	74.2%	74.2%
Crossways II	BP	Chesapeake, VA	85,099	891,578	89.5%	89.5%
Campus at Metro Park North	BP	Rockville, MD	190,238	3,810,443	100.0%	100.0%
4612 Navistar Drive	STI	Frederick, MD	215,085	1,816,655	100.0%	100.0%
Reston Business Campus	BP	Reston, VA	82,469	1,091,922	94.0%	94.0%
Enterprise Center	BP	Chantilly, VA	188,758	2,581,164	82.0%	82.0%
1400 Cavalier Boulevard	MTI	Chesapeake, VA	299,963	1,373,396	100.0%	100.0%
Glenn Dale Business Center	MTI	Glenn Dale, MD	315,191	1,753,479	99.2%	99.2%
Gateway Centre	BP	Manassas, VA	100,246	914,508	85.5%	85.5%
1434 Crossways Boulevard	Office	Chesapeake, VA	220,501	2,576,291	100.0%	100.0%
403/405 Glenn Drive	BP	Sterling, VA	197,201	1,192,974	81.7%	80.9%
Diamond Hill Distribution Center	MTI	Chesapeake, VA	712,550	2,945,947	94.8%	94.8%
Linden Business Center	BP	Manassas, VA	108,598	876,694	60.9%	60.9%
Owings Mills Business Center	BP	Owings Mills, MD	87,076	908,736	94.6%	94.6%
Prosperity Business Center	BP	Merrifield, VA	71,562	816,385	100.0%	100.0%
1000 Lucas Way	BP	Hampton, VA	182,175	1,111,025	91.5%	91.5%
River’s Bend Center	MTI	Chester, VA	492,633	2,744,448	83.8%	74.6%
Northridge I, II	MTI	Ashland, VA	140,390	774,291	100.0%	100.0%
Crossways I	BP	Chesapeake, VA	143,398	1,526,322	85.1%	85.1%
Airpark Business Center	BP	Richmond, VA	42,144	291,050	91.7%	83.6%
Chesterfield Business Center	BP	Richmond, VA	189,805	1,214,461	97.9%	97.9%
Hanover Business Center	BP	Ashland, VA	183,196	1,051,529	93.6%	93.6%
Davis Drive	BP	Sterling, VA	52,788	384,049	84.6%	84.6%
Indian Creek Court	BP	Beltsville, MD	185,496	1,874,910	84.2%	84.2%
Gateway II	BP	Norfolk, VA	42,429	288,977	85.9%	85.9%
Owings Mills Commerce Center	BP	Owings Mills, MD	132,765	1,071,037	82.9%	69.6%
Greenbrier Circle Corporate Center	BP	Chesapeake, VA	229,163	2,263,285	93.0%	93.0%
Greenbrier Technology Center I	BP	Chesapeake, VA	95,843	842,348	82.6%	82.6%
Pine Glen	BP	Richmond, VA	86,720	450,941	100.0%	100.0%
Ammendale Commerce Center	BP	Beltsville, MD	53,611	467,557	100.0%	100.0%
River’s Bend Center II	BP	Chester, VA	302,400	1,275,233	92.1%	92.1%
Annapolis Commerce Park East	Office	Annapolis, MD	101,302	1,497,524	98.8%	98.8%

Total Core Portfolio			10,154,583	$87,706,480	92.6%	91.4%

Quarterly Supplemental Disclosure
June 30, 2007
DESCRIPTION OF PROPERTIES CONTINUED

				Annualized Cash	Leased at	Occupied
	Property			Basis	June 30,	at June	Occupied at
Property	Type[1,2,3]	Location	Square Footage	Rent[4]	2007	30, 2007	Acquistion

Value-add Portfolio
Windsor at Battlefield	BP	Manassas, VA	153,510	$1,537,402	83.5%	83.5%	57.1%
Enterprise Parkway	BP	Hampton, VA	421,100	500,000	9.5%	9.5%	0.0%
Park Central	BP	Richmond, VA	204,280	2,003,558	89.8%	78.1%	78.1%
Sterling Park Business Center	BP	Sterling, VA	127,859	1,538,966	96.9%	96.9%	61.0%
Gateway 270 West	BP	Clarksburg, MD	255,460	2,271,129	68.5%	57.0%	54.3%
1408 Stephanie Way	BP	Chesapeake, VA	51,209	314,080	64.6%	64.6%	0.0%

Total Non-Stabilized			1,213,418	$8,165,135	56.3%	51.9%	38.2%

Grand Total			11,368,001	$95,871,615	88.7%	87.1%

		Annualized Base
Estimated Move-In Schedule	Square Footage	Rent[4]

2007-Q3	143,205	$1,541,886
2007-Q4	73,198	875,854

Total	216,403	$2,417,740

Q2 Activity
Properties owned at the end of Q1[5]	10,851,994		88.4%	86.8%

Acquisitions
River’s Bend Center II	302,400		92.1%	92.1%
Annapolis Commerce Park East	101,302		98.8%	98.8%

Placed into service
15395 John Marshall Highway (Building 2)	112,305		100.0%	100.0%

Grand Total	11,368,001		88.7%	87.1%

[1]	MTI = Multi-tenant industrial

[2]	STI = Single-tenant industrial

[3]	BP = Business Park

[4]	Annualized cash rents have been normalized to reflect triple-net equivalent.

[5]	Several properties were re-measured during the second quarter resulting in a reduction of 1,420 square feet to the Company’s portfolio.

Quarterly Supplemental Disclosure
June 30, 2007
LAND AND PROPERTIES AVAILABLE FOR DEVELOPMENT OR RE-DEVELOPMENT
(dollars in thousands)

		Developable	Square Feet				Estimated	Expected
		Building	Under Development	Projected	Cost to	Estimated	Stabilization	Stabilized
	Region	Square Feet	/Redevelopment	Cost	Date	Date	Date	Yield
Assets Under Development/Redevelopment
Sterling Park Business Center, Building 1	Northern Virginia	57,900	57,900	$9,700	$651	6/1/2008	1/1/2009	9%
1400 Cavalier Boulevard	Southern Virginia	96,000	96,000	5,900	1,790	12/1/2007	6/1/2008	9%
Crossways Commerce Center I	Southern Virginia	46,392	46,392	5,400	1,359	11/1/2007	6/1/2008	11%
Snowden Center	Maryland	4,500	4,500	1,000	110	2/1/2008	6/1/2008	12%
Ammendale Commerce Center[1]	Maryland	75,000	75,000	2,700	22	1/1/2008	1/1/2009	9%

		279,792	279,792	$24,700	$3,932

Additional Developable Land
River’s Bend Center II	Southern Virginia	600,000
Sterling Park Business Center	Northern Virginia	392,100
Glenn Dale Business Center	Maryland	200,000
Plaza 500	Maryland	200,000
4612 Navistar Drive	Maryland	50,000
Greenbrier Land	Southern Virginia	30,000
Norfolk Commerce Park II	Southern Virginia	17,500
Linden Business Center	Northern Virginia	32,400

		1,522,000

Total		1,801,792

[1]	Redevelopment of existing structure.
Interest, taxes and other expenses of $0.2 million and $0.5 million associated with development efforts were capitalized during the three and six months ended June 30, 2007, respectively.

Quarterly Supplemental Disclosure
June 30, 2007
TOP TEN TENANTS

					Percentage of Total
				Total Annualized	Annualized Rental	Weighted Average
			Total Leased Square	Rental Revenue	Revenue — Cash	Remaining Lease
Ranking	Tenant	Number of Leases	Feet	[1]	Basis	Years
1	U.S. Government	28	731,055	$7,916,538	8.3%	3.3
2	Engineering Solutions	1	236,082	2,993,520	3.1%	9.8
3	EDS	2	220,501	2,576,291	2.7%	4.0
4	FKI Logistex	1	215,085	1,816,655	1.9%	9.3
5	Lockheed Martin Corporation	6	113,440	1,418,924	1.5%	4.8
6	Sentara Healthcare	5	145,019	1,358,756	1.4%	5.8
7	Verizon Virginia, Inc.	6	92,829	1,311,661	1.4%	5.0
8	TDS Logisitics, Inc.	3	248,050	1,302,574	1.4%	0.8
9	State of MD — AOC	11	78,927	1,261,738	1.3%	5.4
10	First Data Corporation	1	117,336	1,238,622	1.3%	1.4

	Subtotal Top 10 Tenants	64	2,198,324	23,195,279	24.3%	4.7
	All Remaining Tenants	744	7,888,167	72,676,336	75.7%	3.8

	Total / Weighted Average	808	10,086,491	$95,871,615	100.0%	3.7

[1]	Annualized rental revenue is based on triple-net equivalent rental revenue as of June 30, 2007.
Tenant NAICS Classification by Total Annualized Rental Revenue

Quarterly Supplemental Disclosure
June 30, 2007
LEASE EXPIRATIONS

		Gross Leased Area		Annualized Cash Rental Revenue
						Average Base
	Number of Leases					Rent[1]
	Expiring	Square Footage	Percent of Total	Amount	Percent of Total	per Sq. Ft.
Year of Lease Expiration

MTM	15	64,243	0.6%	$802,035	0.8%	$12.48
2007	90	882,740	8.8%	7,923,638	8.3%	8.98
2008	145	1,379,073	13.7%	12,139,964	12.7%	8.80
2009	152	1,752,797	17.4%	15,611,344	16.3%	8.91
2010	123	1,332,267	13.2%	13,521,855	14.1%	10.15
2011	122	2,261,448	22.4%	18,369,320	19.2%	8.12
2012	73	674,691	6.7%	7,641,594	8.0%	11.33
Thereafter	88	1,739,232	17.2%	19,861,865	20.6%	11.42

Total	808	10,086,491	100.0%	$95,871,615	100.0%	$9.50

[1]	Triple-net equivalent.

Quarterly Supplemental Disclosure
June 30, 2007
LEASE EXPIRATIONS — CURRENT AND NEXT FOUR QUARTERS

		Gross Leased Area		Annualized Cash Rental Revenue
						Average Base
	Number of Leases					Rent[1,2]
	Expiring	Square Footage	Percent of Total	Amount	Percent of Total	per Sq. Ft.
Quarter of Lease Expiration
2007 - Q2[3,4]	11	73,686	4.7%	$801,454	5.7%	$10.88
2007 - Q3	25	214,150	13.5%	1,976,676	14.0%	9.23
2007 - Q4	54	594,904	37.6%	5,145,507	36.4%	8.65
2008 - Q1	30	201,243	12.7%	1,966,419	13.9%	9.77
2008 - Q2	35	500,098	31.5%	4,247,017	30.0%	8.49

Total	155	1,584,081	100.0%	$14,137,073	100.0%	$8.92

[1]	Triple-net equivalent.

[2]	2007-Q1 average rent per square foot included tenant holdover rate at 150%.

[3]	The Company treats leases that expire on the last day of the quarter as leased square footage as the tenant is contractually entitled to the space.

[4]	Of the 73,686 square feet expiring at 6/30/2007, 10,648 square feet were renewed and 25,699 square feet were held over.

Quarterly Supplemental Disclosure
June 30, 2007
LEASING HISTORY BY ACQUISITION QUARTER1

	Quarter Ending
	3/31/04	6/30/04	9/30/04	12/31/04	3/31/05	6/30/05	9/30/05	12/31/05	3/31/06	6/30/06	9/30/06	12/31/06	3/31/07	6/30/07

IPO	93.7%	92.7%	93.9%	94.7%	96.2%	96.5%	94.8%	95.3%	95.5%	94.5%	94.8%	94.6%	94.7%	95.6%
Post-IPO	82.0%	87.4%	89.7%	91.9%	92.2%	92.4%	89.7%	90.5%	90.9%	90.5%	91.1%	91.4%	92.7%	92.5%
Q3-2004 Acquisitions			95.2%	94.3%	93.7%	94.3%	91.9%	92.5%	92.1%	91.5%	92.1%	91.4%	90.2%	91.2%
Q4-2004 Acquisitions				92.0%	92.0%	91.5%	90.2%	93.2%	97.1%	97.1%	97.1%	97.1%	93.4%	92.5%
Q1-2005 Acquisitions					91.6%	91.6%	91.6%	91.6%	91.6%	91.6%	92.2%	94.0%	94.0%	94.0%
Q2-2005 Acquisitions						97.4%	97.3%	95.6%	95.6%	95.6%	93.8%	95.5%	95.5%	95.5%
Q3-2005 Acquisitions							26.8%	42.0%	42.5%	44.7%	41.3%	49.4%	47.0%	46.7%
Q4-2005 Acquisitions								94.5%	94.5%	90.3%	89.9%	89.9%	94.0%	90.0%
Q1-2006 Acquisitions									88.4%	91.2%	91.2%	91.5%	93.5%	88.4%
Q2-2006 Acquisitions										83.4%	91.7%	89.2%	93.4%	92.0%
Q3-2006 Acquisitions											68.6%	68.7%	70.2%	76.1%
Q4-2006 Acquisitions												82.0%	80.7%	87.0%
Q1-2007 Acquisitions													93.8%	92.9%
Q2-2007 Acquisitions														95.2%

Total Portfolio	91.6%	91.5%	93.7%	93.8%	94.2%	94.9%	82.7%	89.3%	89.6%	88.7%	87.9%	88.1%	88.7%	88.7%

[1]	Percentage leased excludes sold properties.

Quarterly Supplemental Disclosure
June 30, 2007
LEASING ANALYSIS

	Three months ended	Six months ended
Leasing Production[1]	June 30, 2007	June 30, 2007
New and renewal leases
Square footage of new and renewal leases	642,357	1,086,925
Number of new and renewal leases commencing	66	114

Expired/Early Renewal/Terminated leases
Square footage of expired/early renewal leases	604,435	975,991
Square footage of terminated leases	66,482	79,470

Total — expired/early renewal/terminated leases	670,917	1,055,461

Signed in advance of existing lease expiration	3,610	3,610
Pre-Leasing[2]	7,500	7,500
Net Absorption	(39,670)	20,354

New Leases
New square footage	210,083	380,309
Number of new leases commencing	30	50
Rental Change — Cash
New base rent [2]	$12.00	$10.51
Percentage change in base rent	3.0%	5.6%
Rental Change — GAAP
New base rent[2]	$11.93	$10.67
Percentage change in base rent	19.9%	18.5%
Average capital cost per square foot[3]	$18.52	$13.64
Average downtime between leases (months)	7.6	10.1
Average lease term (months)	67.4	55.1

Renewal Leases
Square footage of renewal leases	432,274	706,616
Number of renewal leases commencing	36	64
Retention rate	72%	72%
Suburban MD	91%	79%
Northern VA	66%	68%
Southern VA	70%	72%
Rental Change — Cash
New base rent	$9.53	$9.30
Expiring base rent	$9.34	$8.85
Percentage change in base rent	2.0%	5.1%
Rental Change — GAAP
New base rent	$9.95	$9.71
Expiring base rent	$9.09	$8.93
Percentage change in base rent	9.5%	8.7%
Average capital cost per square foot	$2.43	$2.37
Average lease term (months)	40.3	39.9

[1]	Includes 155,522 square feet of leases and associated costs for leases signed in 2nd quarter for subsequent periods. 90,580 square feet of the total will commence in Q3 2007 and 64,942 square feet to commence in Q4 2007.

[2]	Quarter lease comparison based on 16 leases totaling 112,452 square feet.

[3]	Includes first and second generation TI costs.

Quarterly Supplemental Disclosure
June 30, 2007
PORTFOLIO BY SIZE

					% of
Square Feet Under	Number	Leased Square	% of Total	Annualized Base	Annualized	Revenue
Lease	of Leases	Feet	Square Feet	Rent	Rent	per SF

0-4,999	379	934,797	9.3%	$10,860,692	11.3%	$11.62
5,000-9,999	175	1,223,146	12.1%	12,984,383	13.5%	10.62
10,000-14,999	89	1,065,188	10.6%	11,457,082	12.0%	10.76
15,000-19,999	42	712,727	7.1%	6,803,691	7.1%	9.55
20,000-24,999	28	621,208	6.2%	6,414,975	6.7%	10.33
25,000-29,999	20	533,174	5.3%	6,819,597	7.1%	12.79
30,000-34,999	18	580,936	5.8%	4,695,501	4.9%	8.08
35,000-39,999	11	403,927	4.0%	2,894,889	3.0%	7.17
40,000-44,999	6	249,770	2.5%	2,320,285	2.4%	9.29
45,000-49,999	9	419,199	4.2%	3,624,349	3.8%	8.65
50,000-54,999	3	159,108	1.6%	2,119,196	2.2%	13.32
55,000-59,999	2	114,805	1.1%	1,696,216	1.8%	14.77
60,000-64,999	4	246,072	2.4%	3,058,764	3.2%	12.43
65,000-69,999	2	135,321	1.3%	603,020	0.6%	4.46
70,000-74,999	2	143,860	1.4%	858,457	0.9%	5.97
85,000-79,999	1	87,120	0.9%	370,260	0.4%	4.25
90,000-94,999	1	94,950	0.9%	559,256	0.6%	5.89
100,000-104,999	1	104,218	1.0%	1,158,424	1.2%	11.12
105,000-109,999	1	107,320	1.1%	1,025,714	1.1%	9.56
115,000-119,999	3	348,619	3.5%	3,113,959	3.2%	8.93
120,000-124,999	5	608,301	6.0%	4,195,459	4.4%	6.90
125,000-129,999	1	127,108	1.3%	603,763	0.6%	4.75
155,000-159,999	1	158,400	1.6%	1,047,024	1.1%	6.61
215,000-219,999	2	431,135	4.2%	2,873,139	3.0%	6.66
235,000-239,999	1	236,082	2.3%	2,993,520	3.1%	12.68
240,000-244,999	1	240,000	2.3%	720,000	0.8%	3.00

Total	808	10,086,491	100.0%	$95,871,614	100.0%	$9.50

[1]	Triple-net equivalent.

Quarterly Supplemental Disclosure
June 30, 2007
MARKET CONCENTRATION
Market Concentration by Square Footage

	Maryland				Southern VA
	Baltimore	Suburban MD	Subtotal	Northern VA	Richmond	Norfolk	Subtotal	Total
Single-tenant industrial	—	2.2%	2.2%	3.0%	—	—	—	5.2%
Multi-tenant industrial	—	7.3%	7.3%	13.1%	8.2%	12.0%	20.2%	40.6%
Business Park	6.0%	8.7%	14.7%	9.2%	7.3%	13.9%	21.2%	45.1%
Office	1.7%	1.2%	2.9%	0.9%	—	3.5%	3.5%	7.3%
Retail	—	1.8%	1.8%	—	—	—	—	1.8%

Total	7.7%	21.2%	28.9%	26.2%	15.5%	29.4%	44.9%	100.0%

Market Concentration by Annualized Rent

	Maryland				Southern VA
	Baltimore	Suburban MD	Subtotal	Northern VA	Richmond	Norfolk	Subtotal	Total
Single-tenant industrial	—	2.2%	2.2%	4.2%	—	—	—	6.4%
Multi-tenant industrial	—	6.3%	6.3%	15.3%	5.0%	6.5%	11.5%	33.1%
Business Park	6.4%	11.7%	18.1%	13.3%	6.6%	11.9%	18.5%	49.9%
Office	2.6%	2.0%	4.6%	0.9%	—	3.8%	3.8%	9.3%
Retail	—	1.3%	1.3%	—	—	—	—	1.3%

Total	9.0%	23.5%	32.5%	33.7%	11.6%	22.2%	33.8%	100.0%

Quarterly Supplemental Disclosure
June 30, 2007
PORTFOLIO ANALYSIS
PORTFOLIO BY MARKET

					Annualized Base	Percentage of
					Rent[1] —	Annualized Base
	Number of Buildings	Square Feet	Percent Leased	Percent Occupied	Cash Basis	Rent[1]
Maryland	63	3,288,182	90.9%	88.4%	$31,187,919	32.5%
Baltimore	24	876,747	86.1%	83.3%	8,607,672	9.0%
Suburban MD	39	2,411,435	92.7%	90.3%	22,580,247	23.5%

Northern VA	48	2,978,996	91.3%	90.5%	32,299,620	33.7%

Southern VA	53	5,100,823	85.8%	84.4%	32,384,076	33.8%
Richmond	27	1,760,537	91.5%	87.2%	11,096,630	11.6%
Norfolk	26	3,340,286	82.9%	82.9%	21,287,446	22.2%

Total	164	11,368,001	88.7%	87.1%	$95,871,615	100.0%

PORTFOLIO BY PROPERTY TYPE

					Annualized Base	Percentage of
					Rent[1] —	Annualized Base
	Number of Buildings	Square Feet	Percent Leased	Percent Occupied	Cash Basis	Rent[1]
Single-tenant industrial	4	594,487	100.0%	100.0%	$6,145,338	6.4%
Multi-tenant industrial	39	4,617,834	93.6%	92.1%	31,700,832	33.1%
Business Park	104	5,120,994	82.5%	80.3%	47,846,160	49.9%
Office	16	833,336	90.4%	90.0%	8,928,929	9.3%
Retail	1	201,350	96.6%	96.6%	1,250,356	1.3%

Total	164	11,368,001	88.7%	87.1%	$95,871,615	100.0%

PORTFOLIO BY LEASE TYPE

			Percentage of
	Number of Leases	Square Feet[2]	Leased Portfolio
Triple net	504	7,246,694	71.8%
Industrial gross	113	841,634	8.3%
Full service	191	1,998,163	19.9%

Total	808	10,086,491	100.0%

[1]	Triple-net equivalent.

[2]	Does not include vacant and core factor space.

Quarterly Supplemental Disclosure
June 30, 2007
MARYLAND REGION

	Buildings	Square Feet	% of Total	% Leased	% Occupied

Suburban MD
15 Worman’s Mill Court	1	39,966	1.2%	100.0%	100.0%
20270 Goldenrod Lane	1	24,468	0.7%	96.1%	96.1%
4451 Georgia Pacific Boulevard	1	169,750	5.2%	100.0%	100.0%
4612 Navistar Drive	1	215,085	6.5%	100.0%	100.0%
6900 English Muffin Way	1	165,690	5.0%	100.0%	100.0%
7561 Lindbergh Drive	1	36,000	1.1%	100.0%	100.0%
Airpark Place	3	82,178	2.5%	70.2%	70.2%
Ammendale Commerce Center	2	53,611	1.6%	100.0%	100.0%
Campus at Metro Park North	4	190,238	5.8%	100.0%	100.0%
Gateway 270 West	6	255,460	7.8%	68.5%	57.0%
Gateway Center	2	44,307	1.3%	100.0%	100.0%
Girard Business Center	3	123,744	3.8%	86.5%	66.2%
Girard Place	4	175,217	5.3%	100.0%	100.0%
Glenn Dale Business Center	1	315,191	9.6%	99.2%	99.2%
Indian Creek Court	4	185,496	5.6%	84.2%	84.2%
Old Courthouse Square	1	201,350	6.1%	96.6%	96.6%
Patrick Center	1	66,794	2.1%	93.1%	87.9%
West Park	1	28,950	0.9%	87.9%	87.9%
Woodlands Business Center	1	37,940	1.2%	79.7%	79.7%

Total	39	2,411,435	73.3%	92.7%	90.3%

Baltimore
Annapolis Commerce Park	2	101,302	3.1%	98.8%	98.8%
Deer Park	4	171,140	5.2%	74.9%	74.9%
Gateway West	4	110,107	3.3%	79.7%	79.7%
Owings Mills Business Center	4	87,076	2.7%	94.6%	94.6%
Owings Mills Commerce Center	2	132,765	4.0%	82.9%	69.6%
Rumsey Center	4	134,296	4.1%	85.0%	82.2%
Snowden Center	4	140,061	4.3%	94.6%	92.0%

Total	24	876,747	26.7%	86.1%	83.3%

Grand Total	63	3,288,182	100.0%	90.9%	88.4%

Quarterly Supplemental Disclosure
June 30, 2007
MARYLAND REGION
LEASE EXPIRATIONS

					Base
Year of Lease	SF of Expiring		Annual Base	% of Annual Base	Rent[1]
Expiration	Leases	% of Total SF	Rent[1]	Rent[1]	per SF

Vacant	298,481	9.1%	$—	—	$—
MTM	31,440	1.0%	368,969	1.2%	11.74
2007	278,140	8.5%	2,521,782	8.1%	9.07
2008	357,251	10.9%	4,012,597	12.9%	11.23
2009	495,266	15.1%	4,787,243	15.3%	9.67
2010	451,758	13.7%	4,159,974	13.3%	9.21
2011	460,664	14.0%	4,121,929	13.2%	8.95
2012	269,181	8.2%	3,630,334	11.6%	13.49
2015	646,001	19.5%	7,585,091	24.4%	11.74

Total	3,288,182	100.0%	$31,187,919	100.0%	$10.43

[1]	Triple-net equivalent.

Quarterly Supplemental Disclosure
June 30, 2007
NORTHERN VIRGINIA REGION

Northern VA	Buildings	Square Feet	% of Total	% Leased	% Occupied

13129 Airpark Road	1	149,795	5.0%	100.0%	100.0%
15395 John Marshall Highway	1	236,082	7.9%	100.0%	100.0%
403/405 Glenn Drive	2	197,201	6.6%	81.7%	80.9%
Alexandria Corporate Park	1	279,070	9.4%	87.6%	80.4%
Aquia Commerce Center I & II	2	64,488	2.2%	100.0%	100.0%
Davis Drive	1	52,788	1.8%	84.6%	84.6%
Enterprise Center	4	188,758	6.3%	82.0%	82.0%
Gateway Centre	3	100,246	3.4%	85.5%	85.5%
Herndon Corporate Center	4	127,239	4.3%	90.7%	90.7%
Interstate Plaza	1	107,320	3.6%	100.0%	100.0%
Linden Business Center	3	108,598	3.6%	60.9%	60.9%
Newington Business Park Center	7	254,242	8.5%	92.9%	92.9%
Plaza 500	2	504,602	16.9%	99.1%	99.1%
Prosperity Business Center	1	71,562	2.4%	100.0%	100.0%
Reston Business Campus	4	82,469	2.8%	94.0%	94.0%
Tech Court	2	64,064	2.2%	77.0%	77.0%
Van Buren Business Park	5	109,103	3.7%	93.4%	93.4%
Windsor at Battlefield	2	153,510	5.2%	83.5%	83.5%
Sterling Park Business Center	2	127,859	4.2%	96.9%	96.9%

Total	48	2,978,996	100.0%	91.3%	90.5%

Quarterly Supplemental Disclosure
June 30, 2007
NORTHERN VIRGINIA REGION
LEASE EXPIRATIONS

					Base
Year of Lease	SF of Expiring		Annual Base	% of Annual Base	Rent[1]
Expiration	Leases	% of Total SF	Rent[1]	Rent[1]	per SF

Vacant	260,429	8.7%	$—	—	$—
MTM	17,702	0.6%	275,046	0.9%	15.54
2007	304,194	10.2%	3,230,988	10.0%	10.62
2008	250,925	8.4%	2,621,005	8.1%	10.45
2009	440,912	14.8%	4,926,898	15.3%	11.17
2010	478,270	16.1%	5,724,430	17.7%	11.97
2011	317,106	10.6%	3,954,896	12.2%	12.47
2012	206,432	6.9%	2,137,322	6.6%	10.35
2013	185,033	6.2%	3,359,309	10.4%	18.16
2014	151,182	5.2%	1,246,143	3.9%	8.24
2015	84,881	2.9%	898,146	2.8%	10.58
2016	45,848	1.5%	931,917	2.9%	20.33
2017	236,082	7.9%	2,993,520	9.2%	12.68

	2,978,996	100.0%	$32,299,620	100.0%	$10.84

[1]	Triple-net equivalent.

Quarterly Supplemental Disclosure
June 30, 2007
SOUTHERN VIRGINIA REGION

			% of	%	%
SOUTHERN VIRGINIA	Buildings	Square Feet	Total	Leased	Occupied

Richmond
Virginia Center	1	118,969	2.3%	95.0%	92.7%
River’s Bend Center	4	492,633	9.7%	83.8%	74.6%
River’s Bend Center II	2	302,400	5.9%	92.1%	92.1%
Northridge I, II	2	140,390	2.8%	100.0%	100.0%
Airpark Business Center	2	42,144	0.8%	91.7%	83.6%
Chesterfield Business Center	8	189,805	3.7%	97.9%	97.9%
Hanover Business Center	4	183,196	3.6%	93.6%	93.6%
Park Central	3	204,280	4.0%	89.8%	78.1%
Pine Glen	1	86,720	1.7%	100.0%	100.0%

Total	27	1,760,537	34.5%	91.5%	87.2%

Norfolk
1000 Lucas Way	2	182,175	3.6%	91.5%	91.5%
1400 Cavalier Boulevard	3	299,963	5.9%	100.0%	100.0%
1434 Crossways Boulevard	2	220,501	4.3%	100.0%	100.0%
Enterprise Parkway[1]	1	421,100	8.3%	9.5%	9.5%
Coast Guard Building	1	61,992	1.2%	100.0%	100.0%
Crossways Commerce Center I	1	348,615	6.8%	95.5%	95.5%
Crossways Commerce Center ll	2	147,736	2.9%	100.0%	100.0%
Crossways I	1	143,398	2.8%	85.1%	85.1%
Crossways II	1	85,099	1.7%	89.5%	89.5%
Diamond Hill Distribution Center	4	712,550	14.0%	94.8%	94.8%
Gateway II	1	42,429	0.8%	85.9%	85.9%
Greenbrier Circle	2	229,163	4.5%	93.0%	93.0%
Greenbrier Technology Center I	1	95,843	1.9%	82.6%	82.6%
Greenbrier Technology Center II	1	79,684	1.6%	99.0%	99.0%
Norfolk Business Center	1	90,682	1.8%	97.6%	97.6%
Norfolk Commerce Park II	1	128,147	2.4%	74.2%	74.2%
1408 Stephanie Way	1	51,209	1.0%	64.6%	64.6%

Total	26	3,340,286	65.5%	82.9%	82.9%

Grand Total	53	5,100,823	100.0%	85.8%	84.4%

[1]	Formerly 2000 Gateway Boulevard.

Quarterly Supplemental Disclosure
June 30, 2007
SOUTHERN VIRGINIA REGION
LEASE EXPIRATIONS

Year of				% of	Base
Lease	SF of Expiring	% of	Annual Base	Annual	Rent[1]
Expiration	Leases	Total SF	Rent[1]	Base Rent[1]	per SF

Vacant	722,600	14.2%	$—	—	$—
MTM	15,101	0.3%	158,020	0.5%	10.46
2007	300,406	5.9%	2,170,867	6.7%	7.23
2008	770,897	15.1%	5,506,362	17.0%	7.14
2009	816,619	16.0%	5,897,203	18.2%	7.22
2010	402,239	7.9%	3,637,451	11.2%	9.04
2011	1,483,678	29.1%	10,292,495	31.8%	6.94
2012	199,078	3.9%	1,873,938	5.8%	9.41
2013	73,853	1.4%	898,520	2.8%	12.17
2014	72,841	1.4%	636,263	2.0%	8.73
2015	51,241	1.0%	372,720	1.2%	7.27
2017	192,270	3.8%	940,237	2.8%	4.89

Total	5,100,823	100.0%	$32,384,076	100.0%	$7.40

[1]	Triple-net equivalent.

Quarterly Supplemental Disclosure
June 30, 2007
MANAGEMENT STATEMENTS ON NON-GAAP SUPPLEMENTAL MEASURES
Investors and analysts following the real estate industry utilize funds from operations (“FFO”), net operating income (“NOI”), EBITDA and adjusted funds from operations (“AFFO”), variously defined, as supplemental performance measures.
The Company believes FFO, NOI, EBITDA and AFFO are appropriate measures given their wide use by and relevance to investors and analysts. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation/amortization of real estate assets. NOI provides a measure of rental operations and does not factor in depreciation/amortization and non-property specific expenses such as general and administrative expenses. EBITDA provides a further tool to evaluate the ability to incur and service debt and to fund dividends and other cash needs. AFFO provides a further tool to evaluate the ability to fund dividends. In addition, FFO, NOI, EBITDA and AFFO are commonly used in various ratios, pricing multiples/yields and returns and valuation calculations used to measure financial position, performance and value.
Net Operating Income
Management believes that NOI is a useful measure of the Company’s property operating performance. The Company defines NOI as operating revenues (rental income, tenant reimbursements, and other income) less property and related expenses (property expenses, real estate taxes, and insurance). Other real estate investment trust (“REITs”) may use different methodologies for calculating NOI, and accordingly, the Company’s NOI may not be comparable to other REITs.
Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, gains and losses from property dispositions, discontinued operations, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate properties and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing perspective not immediately apparent from net income. The Company uses NOI to evaluate its operating performance since NOI allows the Company to evaluate the impact that factors such as occupancy levels, lease structure, lease rates, and tenant base have on the Company’s results, margins and returns. In addition, management believes that NOI provides useful information to the investment community about the Company’s property and operating performance when compared to other REITs since NOI is generally recognized as a standard measure of property performance in the real estate industry.
However, NOI should not be viewed as a measure of the Company’s overall financial performance since it does not reflect general and administrative expenses, interest expense, depreciation and amortization costs, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties.
EBITDA
Management believes that EBITDA is a useful measure of the Company’s operating performance. EBITDA is defined as earnings before interest, taxes, depreciation and amortization.
Management considers EBITDA to be an appropriate supplemental performance measure since it represents earnings prior to the impact of depreciation, amortization, gain (loss) from property dispositions and loss on early retirement of debt. This calculation facilitates the review of income from operations without considering the effect of non-cash depreciation and amortization or the cost of debt.
FFO
Management believes that FFO is a useful measure of the Company’s operating performance. As defined by the National Association of Real Estate Investment Trusts, or NAREIT, FFO represents net income (loss) before minority interest (computed in accordance with GAAP) plus real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures and including gains (or losses) from debt restructuring and excluding gain on sale of property. Other REITs may use different methodologies for calculating FFO and, accordingly, the Company’s FFO may not be comparable to other REITs.
Management considers FFO a useful additional measure of performance for an equity REIT because it facilitates an understanding of the operating performance of its properties without giving effect to real estate depreciation and amortization, which assumes that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, we believe that FFO provides a more meaningful and accurate indication of our performance. In addition, management believes that FFO provides useful information to the investment community about the Company’s financial performance when compared to other REITs since FFO is generally recognized as the industry standard for reporting the operations of REITs.
Adjusted Funds From Operations
Management believes that AFFO is a useful measure of the Company’s liquidity. The Company computes AFFO by adding to FFO equity based compensation expense and the non-cash amortization of deferred financing costs and non-real estate depreciation, and then subtracting cash paid for any recurring tenant improvements, leasing commissions, and recurring capital expenditures, and eliminating the net effect of straight-line rents, deferred market rent and debt fair value amortization.
First generation costs include tenant improvements, leasing commissions and capital expenditures that were taken into consideration when underwriting the purchase of a property or incurred to bring the property to operating standard for its intended use. The Company also excludes development related expenditures. AFFO provides an additional perspective on the Company’s ability to fund cash needs and make distributions to shareholders by adjusting for the effect of these non-cash items included in FFO, as well as recurring capital expenditures and leasing costs. However, other REITs may use different methodologies for calculating AFFO and, accordingly, the Company’s AFFO may not be comparable to other REITs.